Exhibit 10.1
[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT TO
Lease AGREEMENT for a gamma knife unit (perfexion upgrade)

This First Amendment to the Lease Agreement for a Gamma Knife Unit (Perfexion Upgrade) (“First Amendment”) is made and entered into effective as of April 23, 2020 (the “First Amendment Effective Date”) between Tufts Medical Center, Inc. (“Medical Center”) and GK Financing, LLC (“GKF”).

R E C I T A L S:

A.Whereas, Medical Center and GKF entered into a Lease Agreement for a Gamma Knife Unit (Perfexion Upgrade) dated July 30, 2013 (“Agreement”); and

B.Whereas, by a letter dated January 15, 2020, Medical Center previously expressed its intent to terminate the Agreement effective April 22, 2020 (the “Termination Notice”), which is also the expiration date of the Term of the Agreement (the “Original Expiration Date”);

C.Whereas, Medical Center expects to obtain new gamma knife equipment from a third party vendor (the “Replacement Equipment”) as early as the summer of 2020 but no later than April 2021, and until such time as set forth below, Medical Center desires to continue to lease the Perfexion from GKF pursuant to the terms of the Agreement;

Now, Therefore, for and in consideration of the recitals above and the mutual covenants and conditions contained herein, Medical Center and GKF agree as follows:

1.Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given to them in the Agreement.

2.The Termination Notice is hereby rescinded and the Term of the Agreement is hereby extended without interruption commencing from the Original Expiration Date until such time that the Replacement Equipment has been installed by Medical Center (the “Extension Period”) at which point the Agreement will terminate.

3.GKF shall de-install and remove the Perfexion on a mutually agreed upon date which shall be determined based upon collaboration with the Medical Center’s vendor and the third party security organizations. For the avoidance of doubt, pursuant to Section 4.4 of the Agreement, the parties are each responsible for their respective pro rata share of the costs and expenses related to third party security organizations, which third party security organization costs and expenses shall be allocated pro rata between the parties based on the time of the third party security organizations spent on deinstallation and removal of the Perfexion relative to the installation of the new gamma knife equipment. It is acknowledged that, in connection with the deinstallation and removal of the Perfexion

Exhibit 10.1
[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

and the installation of the new gamma knife equipment, the parties may agree to utilize one or more of the same contractors for both deinstallation and installation (a “Shared Contractor”), subject however, to mutual agreement by the parties of the allocation of such Shared Contractor’s fees and costs between deinstallation and installation, which allocation is to be provided in advance in writing to the parties by the Shared Contractor. If the parties mutually agree in their respective sole discretion to use the Shared Contractor, then, (i) GKF shall be solely responsible for payment of the agreed-upon portion of Shared Contractor’s fees and costs allocated solely to the deinstallation and removal of the Perfexion, and (ii) Medical Center shall be solely responsible for payment of the agreed-upon portion of Shared Contractor’s fees and costs allocated solely to the installation of the new gamma knife equipment; provided that, in accordance with Section 4.4 of the Agreement, Medical Center shall remain responsible, at Medical Center's cost and expense, to provide GKF with Medical Center personnel (including Medical Center physicists) and services upon request and as reasonably required by GKF to oversee, supervise and assist with such de-installation and removal. In the event the parties do not agree on the use of a Shared Contractor, the parties will then have the right to use their own contractor.

4.Medical Center shall communicate expected timelines to GKF in writing not less than sixty (60) days prior to the designated de-installation date of the Perfexion, and the Parties shall cooperate to ensure a smooth transition of gamma knife equipment.

5.During the Extension Period, Medical Center shall pay to GKF the applicable per procedure payment as specified in Exhibit A to this First Amendment for the use of the Perfexion; provided that, during the Extension Period, there shall be no adjustments to the per procedure payment described in Sections 7.(a), 7.(b) and 7.(c) of the Agreement.

6.Full Force and Effect. Except as amended by this First Amendment, all of the terms and provisions of the Agreement shall remain unchanged and in full force and effect and, together with this First Amendment, represent the entire agreement of the parties with respect to the Perfexion and its use by Medical Center. Unless the context requires otherwise, all references in the Agreement to (i) the “Agreement” shall be deemed to mean the Agreement as amended by this First Amendment; and (ii) the “Term” shall be deemed to refer to the Term, as extended pursuant to this First Amendment. To the extent any of the terms of the Agreement conflict with the terms of this First Amendment, the terms and provisions of this First Amendment shall prevail and control. Nothing set forth in this First Amendment shall relieve either party from any or all of its obligations under the Agreement, including, without limitation, Medical Center’s obligation to pay per procedure payments through the Term, as extended hereby, and GKF’s obligations under Section 4 of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed under seal by their duly authorized representatives.

Exhibit 10.1
[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

GK FINANCING, LLC	TUFTS MEDICAL CENTER, INC.
/s/ Craig K. Tagawa	/s/ Kristine M. Hanscom
By: Craig K. Tagawa	By: Kristine M. Hanscom
Its: Chief Executive Officer	Its: Sr. VP & Chief Financial Officer

Exhibit 10.1
[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A

PER PROCEDURE PAYMENTS

Annual Procedures Performed During the Extension Period.	Non-Medicare Fee Per Procedure	Medicare Fee Per Procedure[1]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
Notwithstanding anything to the contrary set forth herein, (a) for purposes of determining the per procedure payment, the number of annual procedures performed shall be reset to zero (0) on each anniversary of the First Amendment Effective Date; (b) for purposes of determining the applicable per procedure payment tier, non-Medicare and Medicare procedures will be grouped chronologically as they are performed; and (c) there shall be no retroactive adjustment of the per procedure payment irrespective of whether the number of procedures performed during any fiscal year reaches a lower per procedure payment level. For example, if during an annual measuring period, [*****] procedures are performed (of which [*****] are non-Medicare procedures and [*****] are Medicare procedures), then, (i) for each of the first [*****] procedures performed (irrespective of the number of non-Medicare and Medicare procedures comprising the first [*****] procedures), Medical Center would pay [*****] for each non-Medicare procedure and [*****] for each Medicare procedure; and (ii) for each of the next [*****] procedures performed (irrespective of the number of non-Medicare and Medicare procedures comprising the next [*****] procedures), Medical Center would pay [*****] for each non-Medicare procedure and [*****] for each Medicare procedure.